Exhibit 99.2
Earnings Call 1Q 2024 April 26, 2024 Exhibit 99.2

DISCLAIMER 2 Statements included in this communication, which are not historical in nature are intended to be, and are hereby identified as, forward-looking statements for purposes of the safe harbor provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are based on, among other things, management’s beliefs, assumptions, current expectations, estimates and projections about the financial services industry, the economy and SouthState. Words and phrases such as “may,” “approximately,” “continue,” “should,” “expects,” “projects,” “anticipates,” “is likely,” “look ahead,” “look forward,” “believes,” “will,” “intends,” “estimates,” “strategy,” “plan,” “could,” “potential,” “possible” and variations of such words and similar expressions are intended to identify such forward-looking statements. SouthState cautions readers that forward-looking statements are subject to certain risks, uncertainties and assumptions that are difficult to predict with regard to, among other things, timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results. Such risks, uncertainties and assumptions, include, among others, the following: (1) economic downturn risk, potentially resulting in deterioration in the credit markets, inflation, greater than expected noninterest expenses, excessive loan losses and other negative consequences, which risks could be exacerbated by potential negative economic developments resulting from federal spending cuts and/or one or more federal budget-related impasses or actions; (2) risks related to the ability of the Company to pursue its strategic plans which depend upon certain growth goals in our lines of business; (3) risks relating to the ability to retain our culture and attract and retain qualified people, which could be exacerbated by the continuing work from remote environment; (4) credit risks associated with an obligor’s failure to meet the terms of any contract with the Bank or otherwise fail to perform as agreed under the terms of any loan-related document; (5) interest rate risk primarily resulting from our inability to effectively manage the risk, and their impact on the Bank’s earnings, including from the correspondent and mortgage divisions, housing demand, the market value of the Bank’s loan and securities portfolios, and the market value of SouthState’s equity; (6) a decrease in our net interest income due to the interest rate environment; (7) liquidity risk affecting the Bank’s ability to meet its obligations when they come due; (8) unexpected outflows of uninsured deposits may require us to sell investment securities at a loss; (9) potential deterioration in real estate values; (10) the loss of value of our investment portfolio could negatively impact market perceptions of us and could lead to deposit withdrawals; (11) price risk focusing on changes in market factors that may affect the value of traded instruments in “mark-to-market” portfolios; (12) transaction risk arising from problems with service or product delivery; (13) the impact of increasing digitization of the banking industry and movement of customers to on-line platforms, and the possible impact on the Bank’s results of operations, customer base, expenses, suppliers and operations; (14) controls and procedures risk, including the potential failure or circumvention of our controls and procedures or failure to comply with regulations related to controls and procedures; (15) volatility in the financial services industry (including failures or rumors of failures of other depository institutions), along with actions taken by governmental agencies to address such turmoil, could affect the ability of depository institutions, including us, to attract and retain depositors and to borrow or raise capital; (16) the impact of competition with other financial institutions, including deposit and loan pricing pressures and the resulting impact, including as a result of compression to net interest margin; (17) compliance risk involving risk to earnings or capital resulting from violations of or nonconformance with laws, rules, regulations, prescribed practices, or ethical standards, and contractual obligations regarding data privacy and cybersecurity; (18) regulatory change risk resulting from new laws, rules, regulations, accounting principles, proscribed practices or ethical standards, including, without limitation, the possibility that regulatory agencies may require higher levels of capital above the current regulatory-mandated minimums and including the impact of special FDIC assessments, the Consumer Financial Protection Bureau regulations or other guidance, and the possibility of changes in accounting standards, policies, principles and practices; (19) strategic risk resulting from adverse business decisions or improper implementation of business decisions; (20) reputation risk that adversely affects earnings or capital arising from negative public opinion including the effects of social media on market perceptions of us and banks generally; (21) cybersecurity risk related to the dependence of SouthState on internal computer systems and the technology of outside service providers, as well as the potential impacts of internal or external security breaches, which may subject the Company to potential business disruptions or financial losses resulting from deliberate attacks or unintentional events; (22) reputational and operational risks associated with environment, social and governance (ESG) matters, including the impact of changes in federal and state laws, regulations and guidance relating to climate change; (23) excessive loan losses; (24) reputational risk and possible higher than estimated reduced revenue from previously announced or proposed regulatory changes in the Bank’s consumer programs and products; (25) operational, technological, cultural, regulatory, legal, credit and other risks associated with the exploration, consummation and integration of potential future acquisitions, whether involving stock or cash consideration; (26) catastrophic events such as hurricanes, tornados, earthquakes, floods or other natural or human disasters, including public health crises and infectious disease outbreaks, as well as any government actions in response to such events, and the related disruption to local, regional and global economic activity and financial markets, and the impact that any of the foregoing may have on SouthState and its customers and other constituencies; (27) geopolitical risk from terrorist activities and armed conflicts that may result in economic and supply disruptions, and loss of market and consumer confidence; (28) the risks of fluctuations in market prices for SouthState common stock that may or may not reflect economic condition or performance of SouthState; (29) the payment of dividends on SouthState common stock, which is subject to legal and regulatory limitations as well as the discretion of the board of directors of SouthState, SouthState’s performance and other factors; (30) ownership dilution risk associated with potential acquisitions in which SouthState’s stock may be issued as consideration for an acquired company; and (31) other factors that may affect future results of SouthState, as disclosed in SouthState’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, filed by SouthState with the U.S. Securities and Exchange Commission (“SEC”) and available on the SEC’s website at http://www.sec.gov, any of which could cause actual results to differ materially from future results expressed, implied or otherwise anticipated by such forward-looking statements. All forward-looking statements speak only as of the date they are made and are based on information available at that time. SouthState does not undertake any obligation to update or otherwise revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

(1) Financial metrics as of March 31, 2024; market cap as of April 24, 2024 SouthState Corporation Overview of Franchise (1) (251) $37 Billion in deposits $33 Billion in loans $45 Billion in assets $6.1 Billion market cap 3 17 Greenwich Excellence & Best Brand Awards for Small Business Banking from Coalition Greenwich Ranked #14 by S&P Global

Local Market Leadership Our business model supports the unique character of the communities we serve and encourages decision making by the banker that is closest to the customer. Long-Term Horizon We think and act like owners and measure success over entire economic cycles. We prioritize soundness before short-term profitability and growth. Remarkable Experiences We will make our customers’ lives better by anticipating their needs and responding with a sense of urgency. Each of us has the freedom, authority and responsibility to do the right thing for our customers. Meaningful and Lasting Relationships We communicate with candor and transparency. The relationship is more valuable than the transaction. Greater Purpose We enable our team members to pursue their ultimate purpose in life—their personal faith, their family, their service to community. The WHAT The HOW Guiding Principles Core Values Leadership The WHY To invest in the entrepreneurial spirit, pursue excellence and inspire a greater purpose. 4

17.8% 13.7%12.8% 11.9% 8.9% 8.3% 6.0% FL SC GA NC VA U.S. AL Actual Population Growth 2010-2023 $1.9B $1.8B $0.8B $0.6B $3.0B $2.1B POSITIONED FOR THE FUTURE IN THE BEST GROWTH MARKETS IN AMERICA 5 $307 $331 $723 $783 $822 $1,623 AL SC VA NC GA FL GDP by State ($ in billions) 5.3% 4.7% 3.9% 3.7% 3.0% 3.0% 2.4% FL SC NC GA VA AL U.S. Projected Population Growth 2024-2029 $3.3 $3.7 $4.2 $4.4 $4.6 $17.7 $27.4 UK India Japan Germany SSB Footprint China US GDP ($ in trillions) The combined GDP of SouthState’s 6 state branch footprint would represent the world’s third largest economy. 1.2 0.3 0.4 0.4 0.3 0.2 8.1 Population increase (in millions) For end note descriptions, see Earnings Presentation End Notes starting on slide 41. Population increase (in millions) 3.3 0.6 1.2 1.1 0.7 25.8 0.3 $10.7B $12.0B $7.5B $10.9B $0.8B $0.6B $6.5B $6.3B Loans Deposits

Source: U.S. Census Bureau (Net Domestic Migration) PANDEMIC ACCELERATES POPULATION MIGRATION TO THE SOUTH Top 10 States Net Domestic Migration 1. Florida 818,762 2. Texas 656,220 3. North Carolina 310,189 4. South Carolina 248,055 5. Arizona 218,247 6. Tennessee 207,097 7. Georgia 185,752 8. Idaho 104,313 9. Alabama 96,538 10. Oklahoma 80,064 6

INVESTMENT THESIS 7 • High growth markets • Granular, low-cost core deposit base • Diversified revenue streams • Strong credit quality and disciplined underwriting • Energetic and experienced management team with entrepreneurial ownership culture • True alternative to the largest banks with capital markets platform and upgraded technology solutions

Quarterly Results

HIGHLIGHTS | LINKED QUARTER Dollars in millions, except per share data (1) For end note descriptions, see Earnings Presentation End Notes starting on slide 41. 9 4Q23 1Q24 GAAP Net Income $ 106.8 $ 115.1 EPS (Diluted) $ 1.39 $ 1.50 Return on Average Assets 0.94% 1.03 % Non-GAAP(1) Return on Average Tangible Common Equity 13.5% 13.6 % Non-GAAP, Adjusted(1) Net Income $ 128.3 $ 121.3 EPS (Diluted) $ 1.67 $ 1.58 Return on Average Assets 1.13% 1.08 % Return on Average Tangible Common Equity 16.1% 14.4%

QUARTERLY HIGHLIGHTS | 1Q 2024 (1)~(3) For end note descriptions, see Earnings Presentation End Notes starting on slide 41. 10 • Reported Diluted Earnings per Share (“EPS”) of $1.50; adjusted Diluted EPS (non-GAAP)(1) of $1.58 • Pre-Provision Net Revenue (“PPNR”)(non-GAAP)(2) of $174.6 million, or 1.56% PPNR ROAA (non-GAAP)(2) • PPNR per weighted average diluted share (non-GAAP)(2) of $2.28 • Loans increased $279 million, or 3% annualized • Deposits increased $130 million, or 1% annualized • Total deposit cost of 1.74%, up 0.14% from prior quarter, resulting in a 33% cycle-to-date beta • Repurchased a total of 100,000 shares during 1Q 2024 at a weighted average price of $79.85 • Net interest margin, non-tax equivalent of 3.40% and tax equivalent (non-GAAP)(3) of 3.41% • Net charge-offs of $2.7 million, or 0.03% annualized; Provision for Credit Losses (“PCL”), including release for unfunded commitments, of $12.7 million; total allowance for credit losses (“ACL”) plus reserve for unfunded commitments of 1.60% • Recorded FDIC special assessment expense of $3.9 million • Efficiency ratio of 58% and adjusted efficiency ratio (non-GAAP)(1) of 56%

$373.9 $356.2 $351.3 $350.4 $339.6 $7.4 $5.5 $4.1 $3.9 $4.3 $381.3 $361.7 $355.4 $354.2 $343.9 3.93% 3.62% 3.50% 3.48% 3.41% 2.4% 2.8% 3.2% 3.6% 4.0% 4.4% $100 $150 $200 $250 $300 $350 $400 1Q23 2Q23 3Q23 4Q23 1Q24 $ in millions Net Interest Income excld. Accretion Accretion Net Interest Income Net Interest Margin NET INTEREST MARGIN (1) Dollars in millions; Amounts may not total due to rounding. (1)~(3) For end note descriptions, see Earnings Presentation End Notes starting on slide 41. 11 (2) (2) (3)

LOAN PRODUCTION VS LOAN GROWTH $1,256 $1,791 $1,933 $2,079 $1,699 $1,470 $1,535 $1,879 $1,834 $2,355 $2,636 $3,129 $2,582 $3,863 $3,372 $3,305 $2,181 $2,369 $1,459 $1,233 $1,352 $180 $82 $267 $153 $180 $(372)$(277)$(155)$(185) $169 $573 $396 $381 $1,451 $933 $1,347 $519 $841 $480 $372 $279 $(500) $— $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 $ in millions Loan Production Loan Portfolio Growth Dollars in millions (1)~(4) For end note descriptions, see Earnings Presentation End Notes starting on slide 41. 12 (2) (4) (4) (4) (4) (4) (4) (3) (3) (1) (1) (1) (1)

Balance Sheet

1Q23 2Q23 3Q23 4Q23 1Q24 DDA / Total Deposits 34% 31% 30% 29% 28% LOAN AND DEPOSIT TRENDS $30.7 $31.5 $32.0 $32.4 $32.7 $29.5B $30.0B $30.5B $31.0B $31.5B $32.0B $32.5B $33.0B $— $6 $12 $18 $24 $30 $36 $42 1Q23 2Q23 3Q23 4Q23 1Q24 $ in billions Loans (1) Dollars in billions Amounts may not total due to rounding. (1) For end note descriptions, see Earnings Presentation End Notes starting on slide 41. 14 $12.4 $11.5 $11.2 $10.6 $10.5 $8.3 $8.2 $7.8 $8.0 $7.9 $11.5 $12.6 $13.5 $14.2 $14.5 $4.1 $4.4 $4.5 $4.2 $4.3 $- $50,000,000.0B $100,000,000.0B $150,000,000.0B $200,000,000.0B $250,000,000.0B $300,000,000.0B $350,000,000.0B $— $6 $12 $18 $24 $30 $36 $42 Deposits Noninterest-bearing Checking ("DDA") Interest-bearing Checking MMA & Savings Time Deposits

Investor CRE (2) 30% Consumer RE 25% Owner-Occupied CRE 17% C&I 17% CDL (1) 7% Cons / Other 4% TOTAL LOAN PORTFOLIO 15 Data as of March 31, 2024 Loan portfolio balances, average balances or percentage exclude loans held for sale (1)~(3) For end note descriptions, see Earnings Presentation End Notes starting on slide 41. Loan Type No. of Loans Balance Avg. Loan Balance Investor CRE 8,107 $ 9.8B $ 1,203,000 Consumer RE 45,011 8.2B 182,700 Owner-Occupied CRE 7,758 5.5B 710,500 C & I 19,405 5.5B 285,700 Constr., Dev. & Land 3,236 2.4B 753,200 Cons / Other(3) 55,259 1.0B 18,900 Total(3) 138,776 $ 32.5B $ 234,300 Loan Relationships Top 10 Represents ~ 2% of total loans Top 20 Represents ~ 4% of total loans Loans by Type Total Loans $32.7 Billion • SNC loans represent approximately 2% of total outstanding loans at March 31, 2024

42% 30% 28% Checking Accounts Composition Commercial Small Business Retail Noninterest-bearing Checking $10.5B Interest-bearing Checking $7.9B Savings $2.6B Money Market $11.9B Time Deposits $4.3B Data as of March 31, 2024 Dollars in billions except for average checking balances; Amounts may not total due to rounding. † & (1) For end note descriptions, see Earnings Presentation End Notes starting on slide 41. 50% 45% 39% 38% 11% 17% 0% 20% 40% 60% 80% 100% SSB Peer Average (1) Deposit Mix vs. Peers Checking Accounts MM & Savings Time Deposits PREMIUM CORE † DEPOSIT FRANCHISE 16 Total Deposits $37.2 Billion Deposits by Type Checking Type Avg. Checking Balance Commercial $301,000 Small Business $40,300 Retail $9,400 Total Cost of Deposits 1Q24 SSB 174 bps Peer Average(1) 238 bps

REMAIN WELL - POSITIONED DURING CURRENT CYCLE – PREVIOUS AND CURRENT RISING INTEREST RATE CYCLE Historic deposit beta excludes legacy ACBI. 17 0.11% 0.75% 2.17% 3.64% 4.50% 4.98% 5.25% 5.31% 5.31% 0.05%0.05% 0.08% 0.21% 0.63% 1.11% 1.44% 1.60% 1.74% —% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 0.16% 0.37% 0.37% 0.40% 0.45% 0.70% 0.95% 1.16% 1.20% 1.45% 1.74% 1.92% 2.22% 2.40% 2.40% 0.12% 0.12% 0.11% 0.11% 0.12% 0.13% 0.15% 0.17% 0.19% 0.25% 0.34% 0.44% 0.52% 0.56% 0.64% —% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 24% deposit beta in previous cycle Average Fed Funds Rate Cost of Deposits 33% deposit beta in current cycle to date

Credit

LOAN PORTFOLIO – OFFICE EXPOSURE 19 State • Office represents 4% of the loan portfolio • Average loan size only $1.4 million • 95% located in the SouthState footprint • Approximately 10% is located within the Central Business District(1) • 81% of the portfolio is less than 150K square feet(1) • 80% mature in 2026 or later • 60% weighted average Loan to Value(2) • 1.62x weighted average Debt Service Coverage(2) Granular and Diversified Office Portfolio (1)&(2) For end note descriptions, see Earnings Presentation End Notes starting on slide 41. FL 44% SC 21% GA 18% VA 6% NC 5% Other 5% AL 2% Greenville Miami/Ft. Lauderdale Jacksonville Tamp a Charleston Atlanta MSA

CRE TRENDS – SOUTHSTATE FOOTPRINT VS. TOP 25 MSAs[(1)]

Office

Rent Growth (Last 3 Years)



Miami 25%
Sarasota 25%
Savannah 20%
Port St. Lucie 19%
Lakeland 18%
Tampa 17%
Orlando 15%
Phoenix 14%
Charlotte 14%
Greenville 14%
Charleston 14%
Huntsville 14%
Columbia 14%
Jacksonville 13%
Augusta 12%
Richmond 11%
San Antonio 11%
Birmingham 9%
Atlanta 8%
Dallas/Ft Worth 8%
Minneapolis 7%
San Diego 7%
Saint Louis 7%
Portland 7%
Austin 3%
Philadelphia 3%
Denver 3%
Houston 3%
Boston 2%
Chicago 2%
Detroit 2%
Baltimore 2%
Los Angeles 1%
-1% Washington DC
-1% New York
-3% Seattle
-21% San Francisco

Vacancy (12/31/23)



Savannah 2%
Port St. Lucie 4%
Lakeland 4%
Sarasota 5%
Augusta 8%
Charleston 8%
Columbia 8%
Miami 8%
Richmond 8%
Orlando 8%
Greenville 9%
Huntsville 9%
Tampa 9%
Jacksonville 10%
Saint Louis 10%
Philadelphia 11%
San Diego 11%
Boston 11%
Minneapolis 11%
Birmingham 11%
Detroit 12%
San Antonio 12%
Baltimore 12%
Portland 13%
Charlotte 14%
New York 14%
Seattle 14%
Atlanta 16%
Los Angeles 16%
Phoenix 16%
Denver 16%
Chicago 16%
Washington DC 16%
Austin 17%
Dallas/Ft Worth 18%
Houston 18%
San Francisco 22%

Multifamily

Rent Growth (Last 3 Years)



Savannah 27%
Sarasota 25%
Tampa 24%
Miami 24%
Orlando 23%
Charleston 23%
San Diego 19%
Greenville 18%
Charlotte 18%
Columbia 18%
Boston 17%
Lakeland 17%
Dallas/Ft Worth 17%
Jacksonville 16%
Port St. Lucie 16%
Phoenix 16%
Richmond 16%
Denver 16%
Atlanta 15%
Chicago 15%
Saint Louis 15%
Washington DC 15%
Philadelphia 15%
Baltimore 14%
Austin 14%
Seattle 13%
Augusta 13%
Birmingham 13%
Detroit 13%
San Antonio 13%
Houston 12%
New York 12%
Portland 11%
Los Angeles 9%
San Francisco 8%
Huntsville 8%
Minneapolis 7%

Vacancy (12/31/23)



New York 2%
Miami 4%
Boston 4%
San Diego 4%
Los Angeles 5%
Chicago 5%
Philadelphia 5%
Minneapolis 6%
Washington DC 6%
San Francisco 6%
Seattle 6%
Savannah 6%
Portland 6%
Sarasota 6%
Denver 6%
Baltimore 6%
Richmond 7%
Lakeland 7%
Orlando 7%
Tampa 7%
Charleston 7%
Detroit 7%
Port St. Lucie 8%
Charlotte 8%
Phoenix 8%
Greenville 8%
Huntsville 8%
Dallas/Ft Worth 8%
Columbia 8%
Saint Louis 9%
Austin 9%
Jacksonville 9%
Houston 9%
Atlanta 9%
Birmingham 10%
San Antonio 10%
Augusta 11%

20

(1) For end note descriptions, see Earnings Presentation End Notes starting on slide 41.

LOAN PORTFOLIO – NON OWNER - OCCUPIED COMMERCIAL REAL ESTATE (1) Balance and average loan size in millions (1)~(3) For end note descriptions, see Earnings Presentation End Notes starting on slide 41. 21 Loan Type Balance Avg Loan Size Wtd Avg DSC(2) Wtd Avg LTV(2) AL% FL% GA% NC% SC% VA% OTHER % Non-Accrual %(3) Substandard & Accruing %(3) Special Mention %(3) Retail $2,124 $1.7 1.76 54% 2% 55% 15% 6% 12% 2% 7% —% 0.42% 0.36% Warehouse / Industrial 1,315 1.7 1.68 57% 9% 35% 19% 11% 14% 5% 7% —% 2.23% 2.22% Office 1,288 1.4 1.62 60% 2% 44% 18% 5% 21% 6% 5% 0.22% 10.08% 4.14% Multifamily 1,196 2.7 1.41 59% 5% 24% 35% 9% 24% 1% 2% 0.02% 7.38% 4.60% Hotel 966 4.6 2.05 55% 4% 18% 9% 14% 41% 10% 4% 0.01% 3.61% 0.87% Medical 596 1.8 1.69 57% —% 55% 11% 9% 11% 5% 8% 0.12% 1.45% 2.06% Other 493 1.1 1.56 57% 1% 33% 29% 13% 19% 2% 4% 0.59% 1.42% 6.50% Self Storage 449 3.5 1.55 56% 6% 41% 24% 4% 17% —% 8% —% 6.13% 3.33%

LOAN PORTFOLIO – COMMERCIAL REAL ESTATE MATURITIES BY YEAR (1) (1) For end note descriptions, see Earnings Presentation End Notes starting on slide 41. 22 $0.9 $1.3 $1.9 $1.7 $1.6 $7.9 6% 8% 12% 11% 11% 52% 0% 10% 20% 30% 40% 50% $— $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0 $9.0 2024 2025 2026 2027 2028 2029 & Beyond $ in billions 86% of CRE loans mature in 2026 or later

0.42% 0.54% 0.52% 0.57% 0.53% —% 0.25% 0.50% 0.75% 1.00% 1Q23 2Q23 3Q23 4Q23 1Q24 Nonperforming Assets to Loans & OREO 1.57% 1.86% 1.94% 2.56% 3.05% 0.55% 0.71% 0.63% 0.58% 0.86% 1.02% 1.15% 1.31% 1.97% 2.20% —% 1.00% 2.00% 3.00% 4.00% 1Q23 2Q23 3Q23 4Q23 1Q24 Criticized & Classified Asset Trends Combined Special Mention / Assets Substandard / Assets ASSET QUALITY METRICS Dollars in millions 23 0.01% 0.04% 0.16% 0.09% 0.03% (0.05)% 0.05% 0.15% 0.25% 1Q23 2Q23 3Q23 4Q23 1Q24 Net Charge-Offs to Loans • $217 million in provision for credit losses vs. $29 million in net charge-offs trailing eight quarters • Increased ACL plus reserve for unfunded commitments by 35 bps to 1.60% from 1Q22 to 1Q24

Dollars in millions (1) For end note descriptions, see Earnings Presentation End Notes starting on slide 41. LOSS ABSORPTION CAPACITY TREND 24 $(8.4) $19.3 $23.9 $47.1 $33.1 $38.4 $32.7 $9.9 $12.7 $2.3 $2.3 $(1.3) $0.9 $1.0 $3.3 $13.2 $7.3 $2.7 $(10) $- $10 $20 $30 $40 $50 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 $ in millions Provision for Credit Losses & Net Charge-Offs (Recoveries) Provision for Credit Losses Net Charge-Offs (Recoveries) $300 $320 $324 $356 $371 $427 $448 $457 $470 $30 $33 $53 $67 $85 $63 $62 $56 $53 1.25% 1.26% 1.31% 1.40% 1.48% 1.56% 1.59% 1.58% 1.60% 1.00% 1.40% 1.80% 2.20% $150 $200 $250 $300 $350 $400 $450 $500 $550 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 $ in millions Total ACL(1) plus Reserve for Unfunded Commitments Total ACL Reserve for Unfunded Commitments % of Total Loans

Capital

CAPITAL RATIOS 4Q23 1Q24(2) Tangible Common Equity(1) 8.2% 8.2 % Tier 1 Leverage 9.4% 9.6 % Tier 1 Common Equity 11.8% 11.9 % Tier 1 Risk-Based Capital 11.8% 11.9 % Total Risk-Based Capital 14.1% 14.4 % Bank CRE Concentration Ratio 237% 235 % Bank CDL Concentration Ratio 60% 49% (1)&(2) For end note descriptions, see Earnings Presentation End Notes starting on slide 41. 26

Appendix

37% 61% 2% Municipal Bond Rating AAA AA A Dollars in billions, unless otherwise noted; data as of March 31, 2024 Amounts may not total due to rounding. † , (1)~(4) For end note descriptions, see Earnings Presentation End Notes starting on slide 41. 2.37% 2.35% 2.36% 2.45% 2.44% 1.00% 1.30% 1.60% 1.90% 2.20% 2.50% 1Q23 2Q23 3Q23 4Q23 1Q24 Investment Securities Yield(2) HIGH QUALITY INVESTMENT PORTFOLIO 74% 12% 14% 0.4% Investment Portfolio† Composition Agency MBS(1) Treasury, Agency & SBA Municipal Corporates Type AFS HTM Balance Duration (yrs)(3,4) Balance Duration (yrs)(4) Agency MBS(1) $3.0B 5.1 $2.2B 5.8 Municipal $1.0B 10.4 — — Treasury, Agency & SBA $0.6B 3.4 $0.3B 5.2 Corporates $0.03B 2.2 — — Total $4.6B 6.0 $2.4B 5.7 28 Total Investment Portfolio† $7.0 Billion • ~98% of municipal portfolio is AA or higher rated • ~$329 million in documented ESG investments and ~$164 million CRA eligible investments(4)

CURRENT & HISTORICAL 5 - QTR PERFORMANCE (1) 84% 82% 83% 84% 83% 16% 18% 17% 16% 17% $453M $440M $429M $420M $416M 4.15% 2.5% 3.0% 3.5% 4.0% 4.5% 5.0% 0% 20% 40% 60% 80% 100% 1Q23 2Q23 3Q23 4Q23 1Q24 Revenue Composition NIM, TE / Revenue Noninterest Income / Revenue Avg. 10-year UST Total Revenue Dollars in millions (1)&(2) For end note descriptions, see Earnings Presentation End Notes starting on slide 41. $71 $77 $73 $65 $72 0.66% 0.69% 0.64% 0.58% 0.64% 0.5% 0.6% 0.7% 0.8% 0.9% 1.0% $— $20 $40 $60 $80 $100 $120 $140 1Q23 2Q23 3Q23 4Q23 1Q24 $ in millions Noninterest Income Noninterest Income Noninterest Income / Avg. Assets $382 $362 $356 $355 $344 3.93% 3.62% 3.50% 3.48% 3.41% 2.0% 2.5% 3.0% 3.5% 4.0% 4.5% $200 $300 $400 1Q23 2Q23 3Q23 4Q23 1Q24 $ in millions Net Interest Margin (“NIM”, TE) NIM, TE ($) NIM, TE (%) 51% 54% 54% 63% 58% 49% 53% 54% 57% 56% —% 15% 30% 45% 60% 75% 90% 1Q23 2Q23 3Q23 4Q23 1Q24 Efficiency Ratio Efficiency Ratio Adjusted Efficiency Ratio 29 (2)

QTD Production ($mm) $556 $436 $429 Refinance 5% 5% 6% Purchase 95% 95% 94% 47% 53% 1Q24 MORTGAGE BANKING DIVISION (1) For end note descriptions, see Earnings Presentation End Notes starting on slide 41. 30 Highlights Quarterly Mortgage Production Gain on Sale Margin • Mortgage banking income of $6.2 million in 1Q 2024 compared to $2.2 million in 4Q 2023 • Secondary pipeline of $118 million at 1Q 2024, as compared to $64 million at 4Q 2023 2.33% 2.00% 1.84% 1.59% 2.10% 1Q23 2Q23 3Q23 4Q23 1Q24 Mortgage Banking Income ($mm) 72% 28% 1Q23 Portfolio Secondary 51% 49% 4Q23 1Q23 4Q23 1Q24 Secondary Market Gain on Sale, net $ 2,460 $ 889 $ 2,465 Fair Value Change(1) 306 312 1,188 Total Secondary Market Mortgage Income $ 2,766 $ 1,201 $ 3,653 MSR Servicing Fee Income $ 4,119 $ 4,127 $ 4,154 Fair Value Change / Decay (2,553) (3,136) (1,638) Total MSR-Related Income $ 1,566 $ 991 $ 2,516 Total Mortgage Banking Income $ 4,332 $ 2,192 $ 6,169

$(8.4) $(8.5) $(11.9) $(12.7) $(10.3) $22.0 $27.7 $24.8 $16.1 $14.6 ($10.0) ($5.0) $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $(15) $(10) $(5) $— $5 $10 $15 $20 $25 $30 $35 1Q23 2Q23 3Q23 4Q23 1Q24 $ in millions Correspondent Revenue Breakout ARC Revenues, gross Interest on VM FI Revenues Operational Revenues Total Revenues, gross • Provides capital markets hedging (ARC), fixed income sales, international, clearing and other services to over 1,200 financial institutions across the country CORRESPONDENT BANKING DIVISION 31 1,229 Financial Institution Clients (1) For end note descriptions, see Earnings Presentation End Notes starting on slide 41. Correspondent banking and capital markets income, gross $ 21,956 $ 27,734 $ 24,808 $ 16,081 $ 14,591 Interest on centrally-cleared Variation Margin ("VM")(1) (8,362) (8,547) (11,892) (12,677) (10,280) Total Correspondent Banking and Capital Markets Income $ 13,594 $ 19,187 $ 12,916 $ 3,404 $ 4,311

DIGITAL TRENDS 32 65% 64% 35% 36% —% 20% 40% 60% 80% 100% 1Q23 1Q24 Branch Digital Digital Deposits* $100M $150M $— $30 $60 $90 $120 $150 $180 1Q23 1Q24 Millions Zelle P2P Transactions Digital Sales – Deposit Accounts * Digital Sales – Loans ** 79% 78% 21% 22% —% 20% 40% 60% 80% 100% 1Q23 1Q24 Branch Digital 82% 85% 18% 15% —% 20% 40% 60% 80% 100% 1Q23 1Q24 Branch Digital 400,889 421,606 — 50,000 100,000 150,000 200,000 250,000 300,000 350,000 400,000 450,000 1Q23 1Q24 Mobile App Users 41,808 37,227 — 5,000 10,000 15,000 20,000 25,000 30,000 35,000 40,000 45,000 50,000 1Q23 1Q24 Secure Messages & Chat 5% Increase 51% Increase 11% Decrease * Consumer DDA and Savings ** Consumer Loans

BRANCH OPTIMIZATION 85 Branches Average Size $40M 422 Branches Acquired Plus 12 DeNovo Branches 268 Branches Consolidated or Sold 251 Branches Average Size $148M Increased deposits per branch 3.7x from 2009 to 1Q24 85 434 268 251 2009 …..……………..………..……....…………………………….. 1Q 2024 33

NON - GAAP RECONCILIATIONS – RETURN ON AVG. TANGIBLE COMMON EQUITY & PPNR RETURN ON AVG. ASSETS Dollars in thousands The tangible measures are non-GAAP measures and exclude the effect of period end or average balance of intangible assets; the tangible returns on equity and common equity measures also add back the after-tax amortization of intangibles to GAAP basis net income. 34 Return on Average Tangible Equity 4Q23 1Q24 Net income (GAAP) $ 106,791 $ 115,056 Plus: Amortization of intangibles 6,615 5,998 Effective tax rate 22% 25 % Amortization of intangibles, net of tax 5,172 4,495 Net income plus after-tax amortization of intangibles (non-GAAP) $ 111,963 $ 119,551 Average shareholders' common equity $ 5,299,891 $ 5,536,551 Less: Average intangible assets 2,015,719 2,009,649 Average tangible common equity $ 3,284,172 $ 3,526,902 Return on Average Tangible Common Equity (Non-GAAP) 13.5% 13.6% PPNR Return on Average Assets 4Q23 1Q24 PPNR, Adjusted (Non-GAAP) $ 173,948 $ 174,571 Average assets 45,037,632 45,011,163 PPNR ROAA 1.53% 1.56%

NON - GAAP RECONCILIATIONS – ADJUSTED NET INCOME & ADJUSTED EARNINGS PER SHARE (“EPS”) Dollars in thousands, except for per share data (1) Includes pre-tax cyber incident costs of $4.4 million for the quarter ended March 31, 2024. 35 Adjusted Net Income 4Q23 1Q24 Net income (GAAP) $ 106,791 $ 115,056 Plus: Securities losses, net of tax 2 — Merger, branch consolidation, severance related and other expense, net of tax (1) 1,391 3,382 FDIC special assessment, net of tax 20,087 2,888 Adjusted Net Income (Non-GAAP) $ 128,271 $ 121,326 Adjusted EPS 4Q23 1Q24 Diluted weighted-average common shares 76,634 76,660 Adjusted net income (non-GAAP) $ 128,271 $ 121,326 Adjusted EPS, Diluted (Non-GAAP) $ 1.67 $ 1.58

NON - GAAP RECONCILIATIONS – ADJUSTED RETURN ON AVG. ASSETS & AVG. TANGIBLE COMMON EQUITY Dollars in thousands The tangible measures are non-GAAP measures and exclude the effect of period end or average balance of intangible assets; the tangible returns on equity and common equity measures also add back the after-tax amortization of intangibles to GAAP basis net income. 36 Dollars in thousands, except for per share data Adjusted Return on Average Assets 4Q23 1Q24 Adjusted net income (non-GAAP) $ 128,271 $ 121,326 Total average assets 45,037,632 45,011,163 Adjusted Return on Average Assets (Non-GAAP) 1.13% 1.08% Adjusted Return on Average Tangible Common Equity 4Q23 1Q24 Adjusted net income (non-GAAP) $ 128,271 $ 121,326 Plus: Amortization of intangibles, net of tax 5,172 4,495 Adjusted net income plus after-tax amortization of intangibles (non-GAAP) $ 133,443 $ 125,821 Average tangible common equity $ 3,284,172 $ 3,526,902 Adjusted Return on Average Tangible Common Equity (Non-GAAP) 16.12% 14.35%

NON - GAAP RECONCILIATIONS – NET INTEREST MARGIN & CORE NET INTEREST INCOME (EXCLD. FMV & PPP ACCRETION) Dollars in thousands 37 Dollars in thousands, except for per share data Net Interest Margin - Tax Equivalent (Non-GAAP) 1Q23 2Q23 3Q23 4Q23 1Q24 Net interest income (GAAP) $ 381,263 $ 361,743 $ 355,371 $ 354,231 $ 343,936 Tax equivalent adjustments 1,020 698 646 659 528 Net interest income (tax equivalent) (Non-GAAP) $ 382,283 $ 362,441 $ 356,017 $ 354,890 $ 344,464 Average interest earning assets $ 39,409,340 $ 40,127,836 $ 40,376,380 $ 40,465,377 $ 40,657,176 Net Interest Margin - Tax Equivalent (Non-GAAP) 3.93% 3.62% 3.50% 3.48% 3.41% Core Net Interest Margin excluding FMV Accretion (Non-GAAP) 1Q23 2Q23 3Q23 4Q23 1Q24 Net interest income (GAAP) $ 381,263 $ 361,743 $ 355,371 $ 354,231 $ 343,936 Less: Total accretion on acquired loans 7,398 5,481 4,053 3,870 4,287 Core Net Interest Margin excluding FMV Accretion (Non-GAAP) $ 373,865 $ 356,262 $ 351,318 $ 350,361 $ 339,649

NON-GAAP RECONCILIATIONS – PPNR, ADJUSTED, PPNR/WEIGHTED AVG. CS & CORRESPONDENT & CAPITAL MARKETS INCOME (UNAUDITED)

PPNR, Adjusted & PPNR, Adjusted per Weighted Avg. Common Shares Oustanding, Diluted (Non-GAAP)

	1Q23 SSB	2Q23 SSB	3Q23 SSB	4Q23 SSB	1Q24 SSB
Net interest income (GAAP)	$ 381,263	$ 361,743	$ 355,371	$ 354,231	**$ 343,936**
Plus:					
Noninterest income	71,355	77,214	72,848	65,489	**71,558**
Less:					
Gains (losses) on sales of securities	45	—	—	(2)	**—**
Total revenue, adjusted (non-GAAP)	$ 452,573	$ 438,957	$ 428,219	$ 419,722	**$ 415,494**
Less:					
Noninterest expense	240,505	242,626	238,206	273,243	**249,290**
PPNR (Non-GAAP)	$ 212,068	$ 196,331	$ 190,013	$ 146,479	**$ 166,204**
Plus:					
Merger, branch consolidation, severance related and other expense [(1)]	9,412	1,808	164	1,778	**4,513**
FDIC Special Assessment	—	—	—	25,691	**3,854**
Total adjustments	$ 9,412	$ 1,808	$ 164	$ 27,469	**$ 8,367**
PPNR, Adjusted (Non-GAAP)	**$ 221,480**	**$ 198,139**	**$ 190,177**	**$ 173,948**	**$ 174,571**
Weighted average common shares outstanding, diluted	76,389	76,418	76,571	76,634	**76,660**
PPNR, Adjusted per Weighted Avg. Common Shares Outstanding, Diluted (Non-GAAP)	**$ 2.90**	**$ 2.59**	**$ 2.48**	**$ 2.27**	**$ 2.28**

Correspondent & Capital Markets Income

	1Q23 SSB	2Q23 SSB	3Q23 SSB	4Q23 SSB	1Q24 SSB
ARC revenues	$ 3,684	$ 11,126	$ 4,546	$ (6,058)	**$ (4,531)**
FI revenues	6,916	5,055	5,692	6,447	**5,999**
Operational revenues	2,994	3,006	2,678	3,015	**2,843**
Total Correspondent & Capital Markets Income	**$ 13,594**	**$ 19,187**	**$ 12,916**	**$ 3,404**	**$ 4,311**

Dollars and weighted average commons share outstanding in thousands except per share data

(1) Includes pre-tax cyber incident costs of $4.4 million for the quarter ended March 31, 2024.

38

NON-GAAP RECONCILIATIONS – CURRENT & HISTORICAL: EFFICIENCY RATIOS (UNAUDITED)

	1Q23	2Q23	3Q23	4Q23	1Q24
Noninterest expense (GAAP)	$ 240,505	$ 242,626	$ 238,206	$ 273,243	**$ 249,290**
Less: Amortization of intangible assets	7,299	7,028	6,616	6,615	**5,998**
Adjusted noninterest expense (non-GAAP)	$ 233,206	$ 235,598	$ 231,590	$ 266,628	**$ 243,292**
Net interest income (GAAP)	$ 381,263	$ 361,743	$ 355,371	$ 354,231	**$ 343,936**
Tax Equivalent ("TE") adjustments	1,020	698	646	659	**528**
Net interest income, TE (non-GAAP)	$ 382,283	$ 362,441	$ 356,017	$ 354,890	**$ 344,464**
Noninterest income (GAAP)	$ 71,355	$ 77,214	$ 72,848	$ 65,489	**$ 71,558**
Less: Gains/(losses) on sales of securities	45	—	—	(2)	**—**
Adjusted noninterest income (non-GAAP)	$ 71,310	$ 77,214	$ 72,848	$ 65,491	**$ 71,558**
Efficiency Ratio (Non-GAAP)	**51%**	**54%**	**54%**	**63%**	**58%**
Noninterest expense (GAAP)	$ 240,505	$ 242,626	$ 238,206	$ 273,243	**$ 249,290**
Less:					
Merger, branch consolidation, severance related and other expense [(1)]	9,412	1,808	164	1,778	**4,513**
FDIC special assessment	—	—	—	25,691	**3,854**
Amortization of intangible assets	7,299	7,028	6,616	6,615	**5,998**
Total adjustments	$ 16,711	$ 8,836	$ 6,780	$ 34,084	**$ 14,365**
Adjusted noninterest expense (non-GAAP)	$ 223,794	$ 233,790	$ 231,426	$ 239,159	**$ 234,925**
Adjusted Efficiency Ratio (Non-GAAP)	**49%**	**53%**	**54%**	**57%**	**56%**

Dollars in thousands

(1) Includes pre-tax cyber incident costs of $4.4 million for the quarter ended March 31, 2024.

39

NON - GAAP RECONCILIATIONS – TANGIBLE COMMON EQUITY RATIO Dollars in thousands 40 Tangible Common Equity ("TCE") Ratio 4Q23 1Q24 Tangible common equity (non-GAAP) $ 3,521,216 $ 3,540,710 Total assets (GAAP) 44,902,024 45,144,838 Less: Intangible assets 2,011,882 2,006,299 Tangible asset (non-GAAP) $ 42,890,142 $ 43,138,539 TCE Ratio (Non-GAAP) 8.2% 8.2%

EARNINGS PRESENTATION END NOTES 41 Slide 5 End Notes • Loans and deposits as of March 31, 2024; excludes $2.2B of loans and $3.4B of deposits from national lines of business and brokered deposits. • Country GDP as of 2023; State GDP as of 4Q23 • Sources: S&P Global, International Monetary Fund, US Bureau of Economic Analysis Slide 9 End Notes (1) The tangible measures are non-GAAP measures and exclude the effect of period end or average balance of intangible assets. The tangible returns on equity and common equity measures also add back the after-tax amortization of intangibles to GAAP basis net income; other adjusted figures presented are also Non-GAAP financial measures that exclude the impact of FDIC special assessment and merger, branch consolidation, severance related and other expenses - See reconciliation of GAAP to Non-GAAP measures in Appendix. Slide 10 End Notes (1) Adjusted figures exclude the impact of FDIC special assessment and merger, branch consolidation, severance related and other expenses; Core net interest income excluding loan accretion is also a non-GAAP financial measure; Adjusted efficiency ratio is calculated by taking the noninterest expense excluding FDIC special assessment and merger, branch consolidation and severance related expenses and amortization of intangible assets - See reconciliation of GAAP to Non-GAAP measures in Appendix. (2) Adjusted PPNR, PPNR ROAA and PPNR per weighted average diluted share are Non-GAAP financial measures that exclude the impact of FDIC special assessment and merger, branch consolidation, severance related and other expenses - See reconciliation of GAAP to Non-GAAP measures in Appendix. (3) Tax equivalent NIM is a Non-GAAP financial measure - See reconciliation of GAAP to Non-GAAP measures in Appendix. Slide 11 End Notes (1) Tax equivalent NIM is a Non-GAAP financial measure - See reconciliation of GAAP to Non-GAAP measures in Appendix. (2) Accretion includes loan discount accretion. (3) Tax equivalent Slide 12 End Notes (1) 1Q22, 2Q22 and 3Q22 loan production excludes production by legacy ACBI from March ~ July 2022 (pre-core system conversion); 1Q22 loan portfolio growth excludes acquisition date loan balances acquired from ACBI. (2) 1Q19 loan production excludes production from National Bank of Commerce (“NBC”); National Commerce Corporation, the holding company of NBC, was acquired by CenterState in 2Q19. (3) Excludes loans held for sale (and excludes PPP for periods prior to 2023); loan production indicates committed balance total; loan portfolio growth indicates quarter-over-quarter loan ending balance growth, excluding loans held for sale (and excluding PPP for periods prior to 2023). (4) The combined historical information referred to in this presentation as the “Combined Business Basis” is based on the reported GAAP results of the Company and CenterState for the applicable periods without adjustments and the information included in this release has not been prepared in accordance with Article 11 of Regulation S-X, and therefore does not reflect any of the pro forma adjustments that would be required thereby. All Combined Business Basis financial information should be reviewed in connection with the historical information of the Company and CenterState, as applicable. The combined historical information excludes ACBI. Slide 14 End Notes (1) Excludes loans held for sale.

EARNINGS PRESENTATION END NOTES 42 Slide 15 End Notes (1) CDL includes residential construction, commercial construction, and all land development loans. (2) Investor CRE includes nonowner-occupied CRE and other income producing property. (3) Excludes SELF loans acquired from ACBI. Slide 16 End Notes † Core deposits defined as non-time deposits (1) Source: S&P Global Market Intelligence; 1Q24 MRQs available as of April 24, 2024; Peers as disclosed in the most recent SSB proxy statement. Slide 19 End Notes (1) Review consists of all loans over $1 million; Substantially all loans reviewed in the $1 million to $1.5 million population were 50 thousand square feet or smaller and were not located in a Central Business District. (2) Weighted average DSC information from the Company’s December 31, 2023 stress test using commitment balances, totaling approximately $6.5 billion; excludes loans below $1.5 million, unless part of a larger relationship; Weighted average LTV as of March 31, 2024. Slide 20 End Notes (1) Top 25 MSAs by population; markets in SouthState footprint in top 25 MSAs include Miami, Atlanta, Charlotte, Tampa, and Orlando; blue bars indicate markets in SouthState footprint; Source: CoStar Slide 21 End Notes (1) Includes loan types representing 2% or more of investor CRE portfolio; based on the total portfolio of $9.1 billion, excluding 1-4 family rental properties and agricultural loans. (2) Weighted average DSC information from the Company’s December 31, 2023 stress test using commitment balances, totaling approximately $6.5 billion; excludes loans below $1.5 million, unless part of a larger relationship; Weighted average LTV as of March 31, 2024. (3) Represents % of each loan type balance. Slide 22 End Notes (1) Includes agricultural and 1-4 family rental properties loans. Slide 24 End Notes (1) Unamortized discount on acquired loans was $47 million, $51 million, $55 million, $59 million, and $65 million for the quarters ended March 31, 2024, December 31, 2023, September 30, 2023, June 30, 2023, and March 31, 2023, respectively. Slide 26 End Notes (1) The tangible measures are non-GAAP measures and exclude the effect of period end intangible assets - See reconciliation of GAAP to Non-GAAP measures in Appendix. (2) Preliminary Slide 28 End Notes † Investment portfolio excludes non-marketable equity. (1) MBS issued by U.S. government agencies or sponsored enterprises (commercial and residential collateral) (2) Investment securities yield include non-marketable equity and trading securities. (3) Excludes principal receivable balance as of March 31, 2024. (4) Based on current par value

EARNINGS PRESENTATION END NOTES 43 Slide 29 End Notes (1) Total revenue and noninterest income are adjusted by gains or losses on sales of securities and tax equivalent adjustments; Tax equivalent NIM, efficiency ratio and adjusted efficiency ratio are Non-GAAP financial measures; Adjusted Efficiency Ratio excludes the impact of FDIC special assessment and merger, branch consolidation, severance related and other expenses, gain on sales of securities, and amortization expense on intangible assets, as applicable – See Current & Historical Efficiency Ratios and Net Interest Margin reconciliation in Appendix. (2) Annualized Slide 30 End Notes (1) Includes pipeline, LHFS and MBS forwards. Slide 31 End Notes (1) Interest on centrally-cleared variation margin (expense or income) is included in ARC revenue within Correspondent Banking and Capital Markets Income.